LargeCap Blend Fund II

	Institutional	Class R-1	Class R-2	Class R-3	Class R-4	Class R-5
Ticker Symbol(s)	PLBIX	PLBSX	PPZNX	PPZMX	PPZSX	PPZPX

Principal Funds, Inc. Summary Prospectus March 1, 2014 as amended on December 12, 2014
Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.principalfunds.com/prospectuses. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email request to prospectus@principalfunds.com.
This Summary Prospectus incorporates by reference the Statutory Prospectus for Classes Institutional, R-1, R-2, R-3, R-4, and R-5 shares dated March 1, 2014 as supplemented on March 7, 2014, March 14, 2014, April 28, 2014, June 3, 2014, June 16, 2014, July 15, 2014, August 18, 2014, October 1, 2014, November 12, 2014, and December 12, 2014, and the Statement of Additional Information dated March 1, 2014 and amended and restated June 3, 2014, September 3, 2014, and November 25, 2014 as supplemented on December 12, 2014 (which may be obtained in the same manner as the Prospectus).

On December 9, 2014, the Board of Directors of Principal Funds, Inc. approved the acquisition of the assets of the LargeCap Blend Fund II by the Principal Capital Appreciation Fund (the “Proposed Merger”). The Proposed Merger will be submitted for shareholder vote at a Special Meeting of Shareholders of LargeCap Blend Fund II tentatively scheduled for April 17, 2015. Additional information about the Proposed Merger will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders of LargeCap Blend Fund II in February 2015. If shareholders approve, the Proposed Merger is expected to occur on or about April 24, 2015.

Objective:    The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment):    None

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Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class R-1	Class R-2	Class R-3	Class R-4	Class R-5
Management Fees	0.74%	0.74%	0.74%	0.74%	0.74%	0.74%
Distribution and/or Service (12b-1) Fees	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.02%	0.54%	0.46%	0.33%	0.29%	0.27%
Total Annual Fund Operating Expenses	0.76%	1.63%	1.50%	1.32%	1.13%	1.01%
Fee Waiver(1)	(0.02)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses after Fee Waiver	0.74%	1.61%	1.48%	1.30%	1.11%	0.99%

(1) Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund's Management Fees through the period ending February 28, 2015. The fee waiver will reduce the Fund's Management Fees by 0.018% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$76	$241	$420	$940
Class R-1	164	512	884	1,931
Class R-2	151	472	816	1,789
Class R-3	132	416	721	1,588
Class R-4	113	357	620	1,373
Class R-5	101	319	556	1,234
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47.0% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of each purchase. For this Fund, companies with large market capitalizations are those with market capitalizations within the range of companies comprising the S&P 500 Index (as of December 31, 2013, this range was between approximately $3.353 billion and $504.852 billion). The Fund also invests in securities of foreign issuers.
Employing a "blend" strategy, the Fund's assets are invested in equity securities with both growth and/or value characteristics. Investing in value equity securities is an investment strategy that emphasizes buying equity securities that appear to be undervalued. The growth orientation selection emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Fund does not have a policy of preferring one of these categories over the other.

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Principal Management Corporation invests between 10% and 35% of the Fund's assets in equity securities in an attempt to match or exceed the performance of the Fund's benchmark index (listed in the Average Annual Total Returns table) by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the index.
Principal Risks
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an actively managed portfolio of equity securities, but who prefer investing in larger, established companies.
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
The following information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information online at www.principal.com or by calling 1-800-222-5852.
The bar chart shows the investment returns of the Fund’s Institutional Class shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare to the returns of one or more broad-based market indices.

•	The Institutional Class shares were first sold on December 6, 2000.

•	The R-1 Class shares were first sold on November 1, 2004.

•
For periods prior to the date on which the R-1 Class began operations, its performance is based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the R-1 Class.

•	The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the Institutional Class shares.

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Total Returns as of December 31 each year (Institutional Class shares)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	16.89%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	-21.93%

Average Annual Total Returns
For the periods ended December 31, 2013	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	30.95%	17.18%	7.13%
Institutional Class Return After Taxes on Distributions	22.83%	15.52%	5.82%
Institutional Class Return After Taxes on Distribution and Sale of Fund Shares	23.96%	13.95%	5.74%
Class R-1 Return Before Taxes	29.98%	16.23%	6.22%
Class R-2 Return Before Taxes	30.04%	16.35%	6.33%
Class R-3 Return Before Taxes	30.22%	16.56%	6.53%
Class R-4 Return Before Taxes	30.59%	16.80%	6.74%
Class R-5 Return Before Taxes	30.73%	16.91%	6.86%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	32.39%	17.94%	7.41%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for Class R-1, R-2, R-3, R-4 and R-5 shares.
Management
Investment Advisor and Portfolio Manager(s):
Principal Management Corporation

•	James W. Fennessey (since June 2, 2009), Vice President

•	Randy L. Welch (since June 2, 2009), Vice President
Sub-Advisor(s):
ClearBridge Investments, LLC
T. Rowe Price Associates, Inc.

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Purchase and Sale of Fund Shares
There are no minimum initial or subsequent investment requirements for an eligible purchaser. You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan or intermediary; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

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